As filed with the Securities and Exchange Commission on November 1, 2002

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2002

DSP GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23006 (Commission File Number)	94-2683643 (I.R.S. Employer Identification No.)

3120 Scott Boulevard, Santa Clara, CA (Address of Principal Executive Offices)	95054 (Zip Code)

408/986-4300
(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Bruce Alan Mann, Esq.
Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105

Item 5.    OTHER EVENTS.

On October 31, 2002, DSP Group, Inc. (the “Company”), Ceva, Inc., currently a wholly-owned subsidiary of the Company and to whom the Company has transferred its DSP cores licensing business (“Ceva”) and Parthus Technologies plc (“Parthus”) issued a joint press release announcing that the combination of Parthus with Ceva was expected to close on November 1, 2002 and that the record date for stockholders of the Company entitled to receive shares of ParthusCeva common stock in connection with the spin-off of the DSP cores licensing business (the “Dividend Distribution”) was the close of business on NASDAQ on October 31, 2002.

Additionally, on October 31, 2002, the Company issued a separate press release announcing, among other things, additional information regarding DSP Group’s Dividend Distribution.

The two press releases are attached and filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

c.	Exhibits

Exhibit No.	Description

99.1	Joint Press Release of DSP Group, Inc., Ceva, Inc. and Parthus Technologies plc, dated October 31, 2002.

99.2	Press Release of DSP Group, Inc., dated October 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: November 1, 2002	By:	/s/ MOSHE ZELNIK
Moshe Zelnik Vice President, Finance, Chief Financial Officer and Secretary

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